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               PIPER FUNDS INC.                 PIPER GLOBAL FUNDS INC.
          SMALL COMPANY GROWTH FUND          EMERGING MARKETS GROWTH FUND
            EMERGING GROWTH FUND             PACIFIC-EUROPEAN GROWTH FUND
               GROWTH FUND
           GROWTH AND INCOME FUND
               BALANCED FUND
           GOVERNMENT INCOME FUND                PIPER FUNDS INC.--II
           INTERMEDIATE BOND FUND       ADJUSTABLE RATE MORTGAGE SECURITIES FUND
          NATIONAL TAX-EXEMPT FUND
          MINNESOTA TAX-EXEMPT FUND
             MONEY MARKET FUND               PIPER INSTITUTIONAL FUNDS INC.
      U.S. GOVERNMENT MONEY MARKET FUND     INSTITUTIONAL MONEY MARKET FUND
         TAX-EXEMPT MONEY MARKET FUND


         SUPPLEMENT DATED MAY 1, 1998 TO PROSPECTUSES DATED NOVEMBER 24, 1997
              AND JANUARY 30, 1998 (FOR INSTITUTIONAL MONEY MARKET FUND)


     Piper Capital Management Incorporated ("Piper Capital") is the investment advisor to the funds named above (the "Funds"). On May 1, 1998, Piper Capital's parent company, Piper Jaffray Companies Inc., was acquired by U.S. Bancorp (the "Acquisition"). U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of December 31, 1997, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of nearly $71.3 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment adviser to 32 mutual funds (the "First American Funds"). As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

     In connection with the Acquisition, SEI Investments Distribution Company ("SEI") has assumed the role of principal distributor for shares of the Funds. SEI is a Pennsylvania corporation and is the principal distributor for a number of investment companies. SEI, which is not affiliated with U.S. Bancorp, is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania 19456. SEI has entered into a sales agreement with U.S. Bancorp Piper Jaffray Inc. (formerly Piper Jaffray Inc.) for the sale of Fund shares. Therefore, you may continue to buy and sell shares of the Funds by calling your U.S. Bancorp Piper Jaffray Investment Executive.

     Also in connection with the Acquisition, the Funds' Board of Directors has recommended that each of the Funds (other than Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund) be merged into a corresponding fund in the First American Funds family. Each such fund is a series of First American Investment Funds, Inc. ("FAIF"). Each proposed merger is subject to the approval of shareholders of the applicable Piper Fund. A shareholder meeting to vote on the proposed mergers will be held on July 10, 1998. Piper Fund shareholders of record as of the close of business on May 13, 1998 will be entitled to notice of, and to vote at, the meeting. Proxy materials are expected to be mailed to shareholders in late May 1998. The following table sets forth the proposed mergers.

Piper Fund                              Corresponding FAIF Fund+
----------                              ------------------------

Small Company Growth Fund               Small Cap Growth Fund (currently
                                        named Emerging Growth Fund)

Emerging Growth Fund                    Mid Cap Growth Fund*

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Piper Fund                              Corresponding FAIF Fund
----------                              -----------------------

Growth Fund                             Large Cap Growth Fund (currently
                                        named Diversified Growth Fund)

Growth and Income Fund                  Large Cap Value Fund (currently
                                        named Stock Fund)

Balanced Fund                           Balanced Fund

Government Income Fund                  Fixed Income Fund

Intermediate Bond Fund                  Intermediate Term Income Fund

Minnesota Tax-Exempt Fund               Minnesota Tax Free Fund*

National Tax-Exempt Fund                Tax Free Fund*

Adjustable Rate Mortgage                Adjustable Rate Mortgage
Securities Fund                         Securities Fund*

Pacific-European Growth Fund            International Fund

Emerging Markets Growth Fund            Emerging Markets Fund*

------------------------------
+    The names of certain FAIF Funds will change as indicated, effective
     May 29, 1998
*    Indicates a newly formed fund created for purposes of the proposed merger


SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION OR ANY OF ITS AFFILIATES. SHARES OF THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.